UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2007

THE SCOTTS MIRACLE-GRO COMPANY

(Exact name of registrant as specified in its charter)

OHIO	1-13292	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 SCOTTSLAWN RD MARYSVILLE, OHIO		43041

(Address of principal executive offices)		(Zip Code)

(937) 644-0011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.      Results of Operation and Financial Condition.

     On July 31, 2007, The Scotts Miracle-Gro Company (“the Company”) issued a News Release concerning information regarding its results of operations and financial condition for the three and nine month periods ended June 30, 2007. The News Release is attached hereto as Exhibit 99.1.

     The News Release includes the following non-GAAP financial measures as defined in Regulation G: (1) adjusted net income, (2) adjusted diluted income per share and (3) adjusted EBITDA. The Company’s management believes that the disclosure of these non-GAAP financial measures provides useful information to investors or other users of the financial statements, such as lenders. As to adjusted net income and adjusted diluted income per share, charges or credits relating to refinancings, impairments, restructurings, and other unusual items are excluded as such costs or gains relate to discrete projects or transactions that are apart from and not indicative of the results of the operations of the business. The presentation of adjusted EBITDA is provided as a convenience to the Company’s lenders because adjusted EBITDA is a component of certain debt compliance covenants. Adjusted EBITDA, as defined by the Company’s credit facility, is calculated as net income or loss before interest, taxes, depreciation and amortization, as well as certain other items such as the impact of discontinued operations, the cumulative effect of changes in accounting, costs associated with debt refinancing, and other non-recurring, non-cash items effecting income. The Company’s calculation of adjusted EBITDA does not represent and should not be considered as an alternative to net income or cash flow from operations as determined by accounting principles generally accepted in the United States of America. The Company makes no representation or assertion that adjusted EBITDA is indicative of its cash flows from operations or results of operations. The Company has provided a reconciliation of adjusted EBITDA to net income solely for the purpose of complying with Regulation G and not as an indication that adjusted EBITDA is a substitute measure for income from operations.

Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of business acquired
Not applicable

(b)	Pro Forma Financial Information
Not applicable

(c)	Shell Company transactions:
Not applicable

(d)	Exhibits:

Exhibit No.	Description
99.1	News Release issued on July 31, 2007

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
By:	/s/ David C. Evans
David C. Evans
Executive Vice President and Chief Financial Officer

Date: July 31, 2007

Index to Exhibits
Current Report on Form 8-K
Dated July 31, 2007
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	News Release issued on July 31, 2007